UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 30, 2006

(Date of earliest event reported)
PHARMACYCLICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26658	94-3148201

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
995 E. Arques Avenue
Sunnyvale, California 94085-4521
(408) 774-0330
(Address of principal executive offices including zip code and registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
     On October 30, 2006, Pharmacyclics, Inc. (the “Company”) issued a press release announcing that it is offering to sell, subject to market and other conditions, 3,809,524 shares of its common stock pursuant to an effective shelf registration statement. The Company also proposes to grant the underwriters a 30-day option to purchase up to an additional 571,428 shares of common stock to cover over-allotments, if any. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits.
99.1	Press Release of Pharmacyclics, Inc., dated October 30, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 30, 2006

PHARMACYCLICS, INC.
By:	/s/ Leiv Lea
Name:	Leiv Lea
Title:	Vice President, Finance & Administration and CFO and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
99.1	Press Release of Pharmacyclics, Inc., dated October 30, 2006.